                                                                    EXHIBIT 99.2

                          CONSENT OF MARTIN BERNSTEIN

    I hereby consent to the reference to me as a person who has been designated to serve as a director of LASER Mortgage Management, Inc. under the heading "The Company" in the Prospectus constituting a part of the Registration Statement on Form S-11 with which this consent is filed.

                                          /s/ Martin Bernstein
                                          --------------------------------------
                                          Name:  Martin Bernstein

Date:  November 21, 1997